Components of Provisions for Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current tax provision:
Ireland taxes	$ 1,746	$ 481	$ 10
Foreign taxes	(1,829)	(114)	2,138
Total current tax provision (benefit)	(83)	367	2,148
Deferred tax provision (benefit):
Ireland taxes	79	1,054	202
Foreign taxes	3,911	(556)	(920)
Total deferred tax provision (benefit)	3,990	498	(718)
Total provision for income taxes	$ 3,907	$ 865	$ 1,430